Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Scott & Stringfellow, LLC; TD Securities USA LLC; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
VENTAS REALTY LP
Title of Security:
VENTAS REALTY, LIMITED PARTNER 3.5% 01 FEB 2025-24
Date of First Offering:
01/07/2015
Dollar Amount Purchased:
124,579
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.66
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
MICROSOFT CORP
Title of Security:
MICROSOFT CORPORATION 2.7% 12 FEB 2025-24
Date of First Offering:
02/09/2015
Dollar Amount Purchased:
99,791
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.79
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
MICROSOFT CORP
Title of Security:
MICROSOFT CORPORATION 3.75% 12 FEB 2045-44
Date of First Offering:
02/09/2015
Dollar Amount Purchased:
24,862
Number of Shares or Par Value of Bonds Purchased:
25,000
Price Per Unit:
99.45
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC
Name of Issuer:
JUNIPER NETWORKS INC
Title of Security:
JUNIPER NETWORKS, INC. 3.3% 15 JUN 2020-20
Date of First Offering:
02/25/2015
Dollar Amount Purchased:
49,983
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
99.97
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Morgan Stanley & Co. LLC; The Williams Capital Group, L.P.
Name of Issuer:
DISCOVER FINANCIAL SVS
Title of Security:
DISCOVER FINANCIAL SERVICES 3.75% 04 MAR 2025-24
Date of First Offering:
03/02/2015
Dollar Amount Purchased:
224,739
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
99.88
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Crédit Agricole Corporate and Investment Bank
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Standard Chartered Bank; Wells Fargo Securities, LLC
Name of Issuer:
CREDIT AGRICOLE SA
Title of Security:
CREDIT AGRICOLE SA 4.375% 17 MAR 2025 144A
Date of First Offering:
03/09/2015
Dollar Amount Purchased:
298,368
Number of Shares or Par Value of Bonds Purchased:
300,000
Price Per Unit:
99.46
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Commerz Markets LLC; Deutsche Bank Securities Inc.; DZ Bank AG Deutsche Zentral-Genossenschaftsbank; J.P. Morgan Securities LLC; Landesbank Baden-Württemberg; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBS Securities Inc.; SG Americas Securities, LLC; Skandinaviska Enskilda Banken A/S; UniCredit Bank AG
Name of Issuer:
EMD FINANCE LLC
Title of Security:
EMD FINANCE LLC 2.95% 19 MAR 2022-22 144A
Date of First Offering:
03/16/2015
Dollar Amount Purchased:
374,340
Number of Shares or Par Value of Bonds Purchased:
375,000
Price Per Unit:
99.82
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; Sandler, O’Neill & Partners, L.P.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
Citizens Financial Group Inc
Title of Security:
CITIZENS FINANCIAL GROUP INC
Date of First Offering:
03/25/2015
Dollar Amount Purchased:
6,339,873
Number of Shares or Par Value of Bonds Purchased:
266,942
Price Per Unit:
23.75
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; Sandler, O’Neill & Partners, L.P.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
Citizens Financial Group Inc
Title of Security:
CITIZENS FINANCIAL GROUP INC
Date of First Offering:
03/25/2015
Dollar Amount Purchased:
7,915,448
Number of Shares or Par Value of Bonds Purchased:
333,282
Price Per Unit:
23.75
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Morgan Stanley & Co. LLC
Name of Issuer:
Mylan NV
Title of Security:
MYLAN NV
Date of First Offering:
04/01/2015
Dollar Amount Purchased:
3,034,375
Number of Shares or Par Value of Bonds Purchased:
52,003
Price Per Unit:
58.35
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; Scott & Stringfellow, LLC; SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:
Axalta Coating Systems Ltd
Title of Security:
AXALTA COATING SYSTEMS LTD.
Date of First Offering:
04/02/2015
Dollar Amount Purchased:
499,800
Number of Shares or Par Value of Bonds Purchased:
17,850
Price Per Unit:
28.00
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; C.L. King & Associates, Inc.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Siebert Brandford Shank & Co., L.L.C.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
AT&T INC
Title of Security:
AT&T INC. 3.4% 15 MAY 2025-25
Date of First Offering:
04/23/2015
Dollar Amount Purchased:
299,112
Number of Shares or Par Value of Bonds Purchased:
300,000
Price Per Unit:
99.70
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
APPLE INC
Title of Security:
APPLE INC. 3.2% 13 MAY 2025
Date of First Offering:
05/06/2015
Dollar Amount Purchased:
49,826
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
99.65
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
QUALCOMM INC
Title of Security:
QUALCOMM INC. 3% 20 MAY 2022
Date of First Offering:
05/13/2015
Dollar Amount Purchased:
449,829
Number of Shares or Par Value of Bonds Purchased:
450,000
Price Per Unit:
99.96
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
QUALCOMM INC
Title of Security:
QUALCOMM INC. 3.45% 20 MAY 2025-25
Date of First Offering:
05/13/2015
Dollar Amount Purchased:
49,820
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
99.64
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; CastleOak Securities, L.P.; Credit Suisse Securities (USA) LLC; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Natixis Securities Americas LLC; Samuel A. Ramirez & Company, Inc.; Scotia Capital (USA) Inc.; Siebert Brandford Shank & Co., L.L.C.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; The Williams Capital Group, L.P.
Name of Issuer:
PRUDENTIAL FINANCIAL INC
Title of Security:
PRUDENTIAL FINANCIAL, INC. 5.375% 15 MAY 2045-25
Date of First Offering:
05/13/2015
Dollar Amount Purchased:
125,000
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Dowling & Partners Securities LLC; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Piper Jaffray & Co.; Stephens Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
Black Knight Financial Service
Title of Security:
BLACK KNIGHT FINANCIAL SERVICES INC.
Date of First Offering:
05/20/2015
Dollar Amount Purchased:
256,711
Number of Shares or Par Value of Bonds Purchased:
10,478
Price Per Unit:
24.50
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Fifth Third Securities, Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lloyds Bank plc; Loop Capital Markets LLC; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Securities Inc.; Standard Chartered Bank; U.S. Bancorp Investments, Inc.
Name of Issuer:
MARATHON OIL CORP
Title of Security:
MARATHON OIL CORPORATION 2.7% 01 JUN 2020-20
Date of First Offering:
06/01/2015
Dollar Amount Purchased:
174,620
Number of Shares or Par Value of Bonds Purchased:
175,000
Price Per Unit:
99.78
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC
Name of Issuer:
Endo International PLC
Title of Security:
ENDO INTERNATIONAL PLC
Date of First Offering:
06/05/2015
Dollar Amount Purchased:
3,036,627
Number of Shares or Par Value of Bonds Purchased:
36,476
Price Per Unit:
83.25
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Mizuho Securities USA Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
REYNOLDS AMERICAN INC
Title of Security:
REYNOLDS AMERICAN INC. 4.45% 12 JUN 2025-25
Date of First Offering:
06/09/2015
Dollar Amount Purchased:
623,106
Number of Shares or Par Value of Bonds Purchased:
625,000
Price Per Unit:
99.70
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Mizuho Securities USA Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
REYNOLDS AMERICAN INC
Title of Security:
REYNOLDS AMERICAN INC. 5.85% 15 AUG 2045-45
Date of First Offering:
06/09/2015
Dollar Amount Purchased:
49,738
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
99.48
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Mizuho Securities USA Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
REYNOLDS AMERICAN INC
Title of Security:
REYNOLDS AMERICAN INC. 3.25% 12 JUN 2020
Date of First Offering:
06/09/2015
Dollar Amount Purchased:
24,996
Number of Shares or Par Value of Bonds Purchased:
25,000
Price Per Unit:
99.98
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Banca IMI Securities Corporation; Barclays Capital Inc.; Bradesco Securities, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Rabo Securities USA, Inc.; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SMBC Nikko Securities Inc.; Standard Chartered Bank; Wells Fargo Securities, LLC
Name of Issuer:
KRAFT HEINZ FOODS CO
Title of Security:
KRAFT HEINZ FOODS COMPAN 3.95% 15 JUL 2025-25 144A
Date of First Offering:
06/23/2015
Dollar Amount Purchased:
174,767
Number of Shares or Par Value of Bonds Purchased:
175,000
Price Per Unit:
99.87
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; Intesa SanPaolo SPA; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Rabo Securities USA, Inc.; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SMBC Nikko Securities Inc.; Standard Chartered Bank; Wells Fargo Securities, LLC
Name of Issuer:
KRAFT HEINZ FOODS CO
Title of Security:
KRAFT HEINZ FOODS COMPANY 2.8% 02 JUL 2020 144A
Date of First Offering:
06/23/2015
Dollar Amount Purchased:
99,773
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.77
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; Intesa SanPaolo SPA; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Rabo Securities USA, Inc.; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SMBC Nikko Securities Inc.; Standard Chartered Bank; Wells Fargo Securities, LLC
Name of Issuer:
KRAFT HEINZ FOODS CO
Title of Security:
KRAFT HEINZ FOODS COMPANY 5.2% 15 JUL 2045 144A
Date of First Offering:
06/23/2015
Dollar Amount Purchased:
24,902
Number of Shares or Par Value of Bonds Purchased:
25,000
Price Per Unit:
99.61
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; Intesa SanPaolo SPA; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Rabo Securities USA, Inc.; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SMBC Nikko Securities Inc.; Standard Chartered Bank; Wells Fargo Securities, LLC
Name of Issuer:
KRAFT HEINZ FOODS CO
Title of Security:
KRAFT HEINZ FOODS COMPANY 5% 15 JUL 2035-35 144A
Date of First Offering:
06/23/2015
Dollar Amount Purchased:
24,762
Number of Shares or Par Value of Bonds Purchased:
25,000
Price Per Unit:
99.05
Resolution Approved:
Approved at the August 13, 2015 Board Meeting.**

* Resolution adopted at the Meeting of the Board of Trustees on June 11, 2015.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended March 31, 2015 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

** Resolution adopted at the Meeting of the Board of Trustees on August 13, 2015.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended June 30, 2015 by the Trusts on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the1940 Act.

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